FEDERATED HIGH INCOME BOND FUND, INC.

Class A Shares
Class B SHares
Class C Shares
_____________________________________________________________________________
Supplement to Prospectus dated May 31, 2004.



1. Please delete footnote number 1 of the investment amount/sales charge table in the section entitled "What do Shares Cost?" and replace with the following:


1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $100,000 or more of Class B Shares or $1 million or more of Class C Shares will be invested in Class A Shares instead of Class B Shares or Class C Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.


                                                      August 12, 2004


Cusip 314195108
Cusip 314195207
Cusip 314195306
31045 (8/04)